UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07634

Name of Fund: Corporate High Yield Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, Corporate
        High Yield Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/05

Date of reporting period: 06/01/04 - 11/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Corporate High Yield
                                        Fund, Inc.

Semi-Annual Report
November 30, 2004

[LOGO] Merrill Lynch Investment Managers

Corporate High Yield Fund, Inc.

The Benefits and Risks of Leveraging

Corporate High Yield Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Proxy Results

During the six-month period ended November 30, 2004, Corporate High Yield Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2004. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------
                                                                         Shares Voted    Shares Withheld
                                                                             For           From Voting
--------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:     Terry K. Glenn             31,924,877         705,416
                                               James H. Bodurtha          31,916,703         713,590
                                               Joe Grills                 31,868,096         762,197
                                               Herbert I. London          31,866,460         763,833
                                               Andre F. Perold            31,863,545         766,748
                                               Roberta Cooper Ramo        31,865,038         765,255
                                               Robert S. Salomon, Jr.     31,869,983         760,310
                                               Stephen B. Swensrud        31,853,692         776,601
--------------------------------------------------------------------------------------------------------


2        CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004

A Letter From the President

Dear Shareholder

As we ended the current reporting period, several topics weighed heavily on investors' minds. Among them were questions about economic growth, corporate earnings, interest rates and inflation, politics, the price of oil and terrorism -- all issues that are worth addressing here.

While the pace of economic expansion slowed somewhat between the first and second quarters of 2004, gross domestic product reaccelerated in the third quarter and is expected to approach 4% for the year. The generally favorable economic environment has benefited American corporations, which continued to post strong earnings. Although the extraordinary results seen in 2004 are likely to moderate in 2005, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board has signaled its confidence in the economic recovery by increasing the Federal Funds target rate five times since June 2004, from 1% to 2.25% as of the December 14 Federal Open Market Committee meeting. Inflation, for its part, has remained fairly subdued.

While the re-election of President Bush was generally viewed as business-friendly, the rising price of oil continued to be a concern for consumers and corporations. Although the price of oil has exceeded $50 per barrel recently, the situation is far from the crisis proportions we saw in the 1980s. Lastly, but importantly, terrorism and geopolitical tensions are unwelcome realities we are forced to live with today. Historically, however, the financial effects of any single event tend to be short-lived.

Amid the ambiguities, fixed income markets provided positive results. The Lehman Brothers Aggregate Bond Index, for example, returned +4.44% for the 12-month period and +3.82% for the six-month period ended November 30, 2004. The 10-year Treasury yield was essentially unchanged year-over-year, while the three-month Treasury ended the period at 2.23%, up from 1.08% six months ago and .93% 12 months ago.

The key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

Finally, after 35 years in the asset management business, it is with great satisfaction and some nostalgia that I embark on my retirement, effective January 1, 2005. The industry has evolved significantly over the past three and a half decades, and I am privileged to have been a part of it. I wish you continued success as you pursue your investment goals and, as always, I thank you for allowing Merrill Lynch Investment Managers to be a part of your financial life.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


         CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004        3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed the benchmark CSFB High Yield Index for the six-month period, benefiting from its use of leverage and strong returns from several individual holdings.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2004, the Common Stock of Corporate High Yield Fund, Inc. had net annualized yields of 9.76% and 9.84%, based on a period-end per share net asset value of $9.07 and a per share market price of $9.00, respectively, and $.444 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +12.49%, based on a change in per share net asset value from $8.48 to $9.07, and assuming reinvestment of all distributions.

The Fund's return significantly exceeded that of the high yield market, as measured by the Credit Suisse First Boston (CSFB) High Yield Index, which returned +9.31% for the six-month period ended November 30, 2004. The Fund slightly underperformed its comparable Lipper category of High Current Yield Funds (Leveraged), which had an average return of +13.08% for the same period. (Funds in this Lipper category aim for relatively high current yield from investment in fixed income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues.)

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

For the most part, the high yield market remained strong throughout the past six months. The market gleaned support from a generally healthy economic environment, a decline in default rates by high yield issuers and robust demand for the asset class on the part of both domestic institutional and foreign investors.

The new-issue calendar remained active in 2004. As of November 30, year-to-date new issuance totaled some $127.7 billion, with the majority of the proceeds used for bank loan and other debt repayment. At the same time, the default rate of high yield corporate borrowers continued to decline. As reported by Moody's, the default rate fell sharply over the past two years, from 8.5% at year-end 2002 to just 2% at the end of the third quarter of 2004. This trend, coupled with a healthy economy and muted inflation, has encouraged investment demand for the high yield borrowing sector.

What factors contributed to the Fund's performance?

The Fund's performance benefited from the use of leverage and positive results from several holdings that rebounded during the period. The strongest performance came from the utility sector, especially independent power producers Calpine Corporation, Mission Energy and The AES Corporation, as the improving economy and refinancings led to an improved outlook for these companies. Also outperforming were the convertible bonds of Tyco International Group SA and Halliburton Company. Tyco's earnings benefited from the expanding economy, as well as from corporate streamlining by a new management team. Halliburton resolved asbestos and silica litigation that had overshadowed the company's improving earnings picture.

What changes were made to the portfolio during the period?

We added modestly to our convertible bond holdings, raising our total allocation in that category to 7.6% of the Fund's net assets. We continue to believe that convertible securities will add incremental performance to the Fund in an environment where high yield bonds appear to be fully valued. Convertible securities can be volatile, reflecting movements in the underlying stocks; therefore, we anticipate that our holdings will be subject to the same risks. However, we have attempted to mitigate that risk by choosing mainly higher-quality issues and by purchasing bonds that are somewhat insulated from downside volatility while benefiting from rising stock prices. Among the Fund's most significant convertible positions are Liberty Media Corporation (rated BBB-), which converts to shares of Time Warner, and CenterPoint Energy, Inc. (rated BBB-), a power distributor. During the period, we sold most of our position in Tyco International


4        CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004
convertible bonds for a substantial profit and the securities of Citizens Utilities (rated BB+), which converted to common stock and paid a substantial dividend prior to our sale.

With short-term interest rates rising, we invested modestly in floating rate securities and bank loans, which totaled nearly 5.5% of Fund net assets at November 30, 2004. We also have maintained our overweighting in the CCC category, believing that many bonds in this category have better credit quality than is implied by the rating, and that other bonds in this category will benefit from the strengthening economy.

The Fund's leverage averaged 25.4% during the past six months. That is, the Fund borrowed the equivalent of 25.4% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. For the six months ended November 30, 2004, the average amount borrowed was $102.7 million, and the daily weighted average interest rate was 1.86%. While leveraging will hinder the Fund's total return in a weak market, the converse also is true. We intend to maintain our leverage position in the mid-20% range, although that level may vary somewhat as we adjust the portfolio's holdings. (For a more complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We expect increasing pressure in the market from rising interest rates, but believe high yield securities will continue to find support from a gradually improving economy and the resultant positive corporate earnings. We have positioned the Fund to benefit in this environment and have taken steps -- for example, adding floating rate securities and bank loans -- to moderate the impact of higher interest rates on the portfolio.

We continue to believe that the chemical sector represents good relative value. We have overweighted that sector, with 8.3% of total investments allocated to that industry. Our focus in that sector remains on specialty chemicals firms that have some pricing flexibility and more stable end markets. Another large industry allocation is in utilities, at 8.4% of total investments. Although we believe utilities are stable and relatively defensive, we are underweight in the sector relative to the high yield market as a whole. We believe the sector in general is fully valued and offers neither substantial appreciation potential nor significant yield. The exception is Calpine, which, though volatile, offers both appreciation and yield as the strengthening economy improves its earnings prospects.

The Fund is underweight in the leisure sector, based on our belief that these securities already have priced in the upside potential. We maintain an underweight position in information technology, given our perception of high valuations, unstable earnings and potentially limited recovery value if earnings decline in the sector. We have limited exposure to the retail, food and drug, and finance sectors, based on what we believe is inadequate and uncertain asset protection in these areas of the market. Similar to the CSFB High Yield Index, the Fund had an average credit rating of B at the close of the period.

Elizabeth M. Phillips
Vice President and Portfolio Manager

December 16, 2004


         CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004        5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                        (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                               Value
==========================================================================================================================
Aerospace &            $2,125,000   Alliant Techsystems Inc., 3% due 8/15/2024 (Convertible) (e)             $   2,326,875
Defense--3.2%             925,000   Esterline Technologies Corporation, 7.75% due 6/15/2013                      1,010,562
                          350,000   K & F Industries, Inc., 7.75% due 11/15/2014 (e)                               357,875
                        1,650,000   Standard Aero Holdings, Inc., 8.25% due 9/01/2014 (e)                        1,765,500
                        1,225,000   TD Funding Corp., 8.375% due 7/15/2011                                       1,310,750
                        1,675,000   The Titan Corporation, 8% due 5/15/2011                                      1,775,500
                        1,600,000   Vought Aircraft Industries, Inc., 8% due 7/15/2011                           1,552,000
                                                                                                             -------------
                                                                                                                10,099,062
==========================================================================================================================
Airlines--2.3%          1,250,000   American Airlines, Inc., 7.80% due 4/01/2008                                 1,089,229
                                    Continental Airlines, Inc.:
                          700,000         7.25% due 11/01/2005                                                     651,983
                          875,000         8% due 12/15/2005                                                        826,875
                          446,395         6.541% due 9/15/2009                                                     398,029
                        1,176,441         7.033% due 6/15/2011                                                     941,447
                        1,281,471         6.90% due 1/02/2017                                                    1,010,715
                                    Delta Air Lines, Inc.:
                        2,625,000         7.90% due 12/15/2009                                                   1,456,875
                        1,320,000         2.875% due 2/18/2024 (Convertible) (e)                                   846,450
                                                                                                             -------------
                                                                                                                 7,221,603
==========================================================================================================================
Automotive--2.3%        1,150,000   Asbury Automotive Group, Inc., 8% due 3/15/2014                              1,138,500
                        1,750,000   Autocam Corporation, 10.875% due 6/15/2014                                   1,741,250
                                    Metaldyne Corporation:
                        2,450,000         11% due 6/15/2012                                                      2,058,000
                        1,127,000         10% due 11/01/2013 (e)                                                 1,093,190
                        1,200,000   Tenneco Automotive Inc., 8.625% due 11/15/2014 (e)                           1,248,000
                                                                                                             -------------
                                                                                                                 7,278,940
==========================================================================================================================
Broadcasting--5.0%      2,100,000   CanWest Media, Inc., 8% due 9/15/2012 (e)                                    2,247,000
                        2,475,000   Granite Broadcasting Corporation, 9.75% due 12/01/2010                       2,326,500
                        1,375,000   NextMedia Operating, Inc., 10.75% due 7/01/2011                              1,538,281
                                    Paxson Communications Corporation:
                        1,950,000         10.75% due 7/15/2008                                                   2,003,625
                          500,000         12.121%* due 1/15/2009                                                   450,000
                                    Salem Communications Holding Corporation:
                        1,225,000         7.75% due 12/15/2010                                                   1,304,625
                        1,202,000         9% due 7/01/2011                                                       1,322,200
                        2,735,000   Sinclair Broadcast Group, Inc., 4.875% due 7/15/2018 (Convertible)           2,423,894
                        2,125,000   Young Broadcasting Inc., 8.75% due 1/15/2014                                 2,087,813
                                                                                                             -------------
                                                                                                                15,703,938
==========================================================================================================================
Cable--                 1,625,000   Kabel Deutschland GmbH, 10.625% due 7/01/2014 (e)                            1,868,750
International--1.3%     2,250,000   NTL Cable PLC, 6.07% due 10/15/2012 (e)(f)                                   2,317,500
                                                                                                             -------------
                                                                                                                 4,186,250
==========================================================================================================================


6        CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                               Value
==========================================================================================================================
Cable--U.S.--8.7%                   Adelphia Communications Corporation (c):
                       $  700,000         6% due 2/15/2006 (Convertible)                                     $     122,500
                        1,775,000         12.48%* due 1/15/2008                                                  1,224,750
                          252,084   Avalon Cable LLC, 11.875% due 12/01/2008                                       262,798
                        1,925,000   CSC Holdings, Inc., 7.625% due 4/01/2011                                     2,059,750
                        4,550,000   Century Cable Holdings LLC, Term, due 12/31/2009 (b)                         4,523,460
                                    Charter Communications Holdings, LLC:
                        2,575,000         8.625% due 4/01/2009                                                   2,137,250
                          175,000         10% due 4/01/2009                                                        151,812
                        1,925,000         9.625% due 11/15/2009                                                  1,597,750
                          875,000   Charter Communications, Inc., 5.875% due 11/16/2009 (Convertible) (e)          931,875
                        2,525,000   Insight Communications Company, Inc., 12.25%* due 2/15/2011                  2,424,000
                        2,452,000   Loral Cyberstar, Inc., 10% due 7/15/2006 (c)                                 1,851,260
                          875,000   Loral Space & Communications Ltd., 9.50% due 1/15/2006 (c)                     201,250
                        3,900,000   Mediacom Broadband LLC, 11% due 7/15/2013                                    4,124,250
                                    New Skies Satellites BV (e):
                          700,000         7.438% due 11/01/2011 (f)                                                717,500
                        1,075,000         9.125% due 11/01/2012                                                  1,096,500
                        2,700,000   Rainbow National Services LLC, 10.375% due 9/01/2014 (e)                     2,862,000
                          275,000   Rogers Cable Inc., 6.75% due 3/15/2015 (e)                                     279,125
                          500,000   WDAC Subsidiary Corp., 8.375% due 12/01/2014 (e)                               500,000
                                                                                                             -------------
                                                                                                                27,067,830
==========================================================================================================================
Chemicals--11.4%        2,250,000   BCP Caylux Holdings Luxembourg SCA, 9.625% due 6/15/2014 (e)                 2,525,625
                                    Crompton Corporation (e):
                        1,775,000         7.67% due 8/01/2010 (f)                                                1,917,000
                        2,050,000         9.875% due 8/01/2012                                                   2,296,000
                                    Huntsman International LLC:
                          600,000         9.875% due 3/01/2009                                                     655,500
                        2,250,000         10.125% due 7/01/2009                                                  2,373,750
                        1,975,000   ISP Chemco Inc., 10.25% due 7/01/2011                                        2,212,000
                        1,025,000   ISP Holdings, Inc., 10.625% due 12/15/2009                                   1,137,750
                        1,425,000   Innophos, Inc., 8.875% due 8/15/2014 (e)                                     1,539,000
                        2,825,000   Millennium America Inc., 7% due 11/15/2006                                   2,952,125
                                    Nalco Company:
                          425,000         7.75% due 11/15/2011                                                     457,937
                        1,075,000         8.875% due 11/15/2013                                                  1,186,531
                        3,400,000   Nalco Finance Holdings LLC, 9.036%* due 2/01/2014                            2,533,000
                        2,475,000   Omnova Solutions Inc., 11.25% due 6/01/2010                                  2,784,375
                          675,000   PCI Chemicals, Canada, 10% due 12/31/2008                                      698,625
                        2,900,000   PolyOne Corporation, 10.625% due 5/15/2010                                   3,269,750
                                    Rockwood Specialties Group, Inc.:
                        1,725,000         10.625% due 5/15/2011                                                  1,962,187
                          250,000         7.50% due 11/15/2014 (e)                                                 256,250
                        1,866,000   Terra Capital, Inc., 11.50% due 6/01/2010                                    2,117,910
                        2,650,000   Wellman, Inc., Second Lien Term, due 2/10/2010 (b)                           2,658,833
                                                                                                             -------------
                                                                                                                35,534,148
==========================================================================================================================
Consumer--              1,225,000   Sealy Mattress Company, 8.25% due 6/15/2014                                  1,295,438
Durables--0.7%            710,000   Tempur-Pedic, Inc., 10.25% due 8/15/2010                                       821,825
                                                                                                             -------------
                                                                                                                 2,117,263
==========================================================================================================================
Consumer--                          Chattem, Inc.:
Non-Durables--2.1%        600,000         5.40% due 3/01/2010 (f)                                                  612,000
                          550,000         7% due 3/01/2014                                                         565,125
                        2,925,000   Hines Nurseries, Inc., 10.25% due 10/01/2011                                 3,195,562
                        2,050,000   Samsonite Corporation, 8.875% due 6/01/2011                                  2,180,687
                                                                                                             -------------
                                                                                                                 6,553,374
==========================================================================================================================


         CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004        7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                               Value
==========================================================================================================================
Diversified            $2,025,000   CBD Media LLC, 8.625% due 6/01/2011                                      $   2,131,312
Media--6.3%             1,294,000   Dex Media West LLC, 9.875% due 8/15/2013                                     1,494,570
                        2,275,000   Houghton Mifflin Company, 8.25% due 2/01/2011                                2,445,625
                        5,300,000   Liberty Media Corporation, 0.75% due 3/30/2023 (Convertible)                 5,982,375
                                    PRIMEDIA Inc.:
                          825,000         7.625% due 4/01/2008                                                     825,000
                        1,150,000         8.875% due 5/15/2011                                                   1,184,500
                        2,450,000   Six Flags, Inc., 9.50% due 2/01/2009                                         2,548,000
                        3,119,000   Yell Finance BV, 12.67%* due 8/01/2011                                       3,025,430
                                                                                                             -------------
                                                                                                                19,636,812
==========================================================================================================================
Energy--Exploration &   2,425,000   Plains Exploration & Production Company, 8.75% due 7/01/2012                 2,728,125
Production--0.9%
==========================================================================================================================
Energy--Other--         1,750,000   Dresser, Inc., 9.375% due 4/15/2011                                          1,925,000
4.3%                      925,000   Dresser-Rand Group Inc., 7.375% due 11/01/2014 (e)                             950,437
                        2,100,000   Halliburton Company, 3.125% due 7/15/2023 (Convertible) (e)                  2,672,250
                        3,475,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                                    3,579,250
                                    Star Gas Partners, LP:
                        2,350,000         10.25% due 2/15/2013                                                   2,508,625
                          575,000         10.25% due 2/15/2013 (e)                                                 613,813
                        1,925,000   Trico Marine Services, Inc., 8.875% due 5/15/2012 (c)                        1,039,500
                                                                                                             -------------
                                                                                                                13,288,875
==========================================================================================================================
Financial--0.9%         2,625,000   Refco Finance Holdings LLC, 9% due 8/01/2012 (e)                             2,861,250
==========================================================================================================================
Food/Tobacco--5.2%        775,000   American Seafoods Group LLC, 10.125% due 4/15/2010                             829,250
                                    Commonwealth Brands, Inc. (e):
                        1,850,000         9.75% due 4/15/2008                                                    1,924,000
                        1,325,000         10.625% due 9/01/2008                                                  1,378,000
                        2,750,000   Cott Beverages, Inc., 8% due 12/15/2011                                      2,990,625
                        1,200,000   Del Monte Corporation, 8.625% due 12/15/2012                                 1,341,000
                        2,050,000   Doane Pet Care Company, 10.75% due 3/01/2010                                 2,229,375
                        1,200,000   Merisant Company, 9.50% due 7/15/2013 (e)                                    1,080,000
                        1,975,000   New World Pasta Company, 9.25% due 2/15/2009 (c)                                98,750
                        2,000,000   Smithfield Foods, Inc., 8% due 10/15/2009                                    2,200,000
                        1,175,000   Tabletop Holdings, Inc., 12.25%* due 5/15/2014 (e)                             534,625
                        1,425,000   The Wornick Company, 10.875% due 7/15/2011 (e)                               1,560,375
                                                                                                             -------------
                                                                                                                16,166,000
==========================================================================================================================
Gaming--7.5%            3,000,000   Boyd Gaming Corporation, 8.75% due 4/15/2012                                 3,367,500
                        1,775,000   Inn of the Mountain Gods Resort and Casino, 12% due 11/15/2010               2,067,875
                        1,450,000   MGM Mirage Inc., 8.50% due 9/15/2010                                         1,647,562
                        3,350,000   The Majestic Star Casino, LLC, 9.50% due 10/15/2010                          3,534,250
                        2,175,000   Park Place Entertainment Corporation, 7.875% due 3/15/2010                   2,446,875
                        1,325,000   Pinnacle Entertainment, Inc., 8.25% due 3/15/2012                            1,371,375
                        2,375,000   Poster Financial Group, Inc., 8.75% due 12/01/2011                           2,440,312
                        2,500,000   Resorts International Hotel and Casino, Inc., 11.50% due 3/15/2009           2,937,500
                                    Wynn Las Vegas, LLC:
                          936,000         12% due 11/01/2010                                                     1,179,360
                        2,650,000         6.625% due 12/01/2014 (e)                                              2,603,625
                                                                                                             -------------
                                                                                                                23,596,234
==========================================================================================================================


8        CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                               Value
==========================================================================================================================
Government--           $1,050,000   Cosan SA Industria e Comercio, 9% due 11/01/2009 (e)                     $   1,076,250
Foreign--2.0%           1,800,000   Electricidad de Caracas Finance BV, 10.25% due 10/15/2014 (e)                1,890,000
                                    Federal Republic of Brazil:
                          949,941         8% due 4/15/2014                                                         953,456
                        1,500,000         10.50% due 7/14/2014                                                   1,717,500
                          725,000   Republic of Turkey, 7.25% due 3/15/2015                                        728,625
                                                                                                             -------------
                                                                                                                 6,365,831
==========================================================================================================================
Health Care--7.1%                   Alpharma, Inc.:
                        1,800,000         3% due 6/01/2006 (Convertible)                                         2,254,500
                        1,925,000         8.625% due 5/01/2011 (e)                                               2,011,625
                                    Elan Finance PLC (e):
                        1,150,000         6.51% due 11/15/2011 (f)                                               1,198,875
                        1,425,000         7.75% due 11/15/2011                                                   1,506,937
                        2,688,000   Fisher Scientific International Inc., 8.125% due 5/01/2012                   2,993,760
                        3,500,000   Fresenius Medical Care Capital Trust II, 7.875% due 2/01/2008                3,797,500
                        2,650,000   HealthSouth Corporation, 8.375% due 10/01/2011                               2,676,500
                                    Tenet Healthcare Corporation:
                          675,000         5.375% due 11/15/2006                                                    678,375
                        1,025,000         9.875% due 7/01/2014 (e)                                               1,101,875
                        2,475,000   US Oncology, Inc., 9% due 8/15/2012 (e)                                      2,747,250
                          925,000   Vanguard Health Holding Company II, LLC, 9% due 10/01/2014 (e)                 982,813
                                                                                                             -------------
                                                                                                                21,950,010
==========================================================================================================================
Housing--3.4%                       Building Materials Corporation of America:
                          650,000         7.75% due 7/15/2005                                                      663,000
                        1,000,000         8% due 10/15/2007                                                      1,037,500
                        4,700,000         8% due 12/01/2008                                                      4,852,750
                          625,000   Forest City Enterprises, Inc., 7.625% due 6/01/2015                            661,719
                        1,750,000   Nortek, Inc., 8.50% due 9/01/2014 (e)                                        1,881,250
                        1,375,000   Texas Industries, Inc., 10.25% due 6/15/2011                                 1,581,250
                                                                                                             -------------
                                                                                                                10,677,469
==========================================================================================================================
Information             3,400,000   Advanced Micro Devices, Inc., 7.75% due 11/01/2012 (e)                       3,468,000
Technology--4.8%                    Amkor Technology, Inc.:
                          525,000         9.25% due 2/15/2008                                                      514,500
                        1,775,000         7.125% due 3/15/2011                                                   1,566,438
                        2,625,000   Cypress Semiconductor Corporation, 1.25% due 6/15/2008 (Convertible)         2,592,188
                        1,800,000   Freescale Semiconductor, Inc., 4.82% due 7/15/2009 (f)                       1,863,000
                        1,000,000   Quantum Corporation, 4.375% due 8/01/2010 (Convertible)                      1,006,250
                        1,075,000   UGS Corp., 10% due 6/01/2012 (e)                                             1,225,500
                        3,025,000   Viasystems, Inc., 10.50% due 1/15/2011                                       2,934,250
                                                                                                             -------------
                                                                                                                15,170,126
==========================================================================================================================
Leisure--1.9%                       FelCor Lodging LP:
                        2,650,000         6.874% due 6/01/2011 (f)                                               2,762,625
                        1,450,000         9% due 6/01/2011                                                       1,624,000
                          875,000   Intrawest Corporation, 7.50% due 10/15/2013                                    931,875
                          700,000   True Temper Sports, Inc., 8.375% due 9/15/2011                                 623,000
                                                                                                             -------------
                                                                                                                 5,941,500
==========================================================================================================================


         CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004        9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                               Value
==========================================================================================================================
Manufacturing--6.3%    $  725,000   Columbus McKinnon Corporation, 8.50% due 4/01/2008                       $     723,188
                        2,575,000   EaglePicher Incorporated, 9.75% due 9/01/2013                                2,639,375
                        3,225,000   Invensys PLC, 9.875% due 3/15/2011 (e)                                       3,474,937
                        2,350,000   JohnsonDiversey, Inc., 9.625% due 5/15/2012                                  2,655,500
                        1,100,000   Mueller Group, Inc., 10% due 5/01/2012                                       1,193,500
                          900,000   Rexnord Corporation, 10.125% due 12/15/2012                                  1,017,000
                          875,000   Sensus Metering Systems Inc., 8.625% due 12/15/2013                            901,250
                        1,675,000   Superior Essex Communications LLC, 9% due 4/15/2012                          1,746,188
                        2,900,000   TriMas Corporation, 9.875% due 6/15/2012                                     3,001,500
                        1,500,000   Tyco International Group SA, 2.75% due 1/15/2018 (Convertible)               2,291,250
                                                                                                             -------------
                                                                                                                19,643,688
==========================================================================================================================
Metal--Other--2.2%      1,200,000   Century Aluminum Company, 7.50% due 8/15/2014 (e)                            1,260,000
                        1,000,000   Foundation PA Coal Company, 7.25% due 8/01/2014 (e)                          1,070,000
                        2,825,000   Luscar Coal Ltd., 9.75% due 10/15/2011                                       3,206,375
                        1,225,000   Vale Overseas Ltd., 8.25% due 1/17/2034                                      1,258,688
                                                                                                             -------------
                                                                                                                 6,795,063
==========================================================================================================================
Packaging--5.7%         1,300,000   Consolidated Container Company LLC, 10.75%* due 6/15/2009                    1,092,000
                                    Crown Euro Holdings SA:
                          925,000         9.50% due 3/01/2011                                                    1,047,562
                          625,000         10.875% due 3/01/2013                                                    739,062
                                    Owens-Brockway Glass Container, Inc.:
                        3,100,000         8.875% due 2/15/2009                                                   3,348,000
                          700,000         8.25% due 5/15/2013                                                      761,250
                                    Pliant Corporation:
                        2,200,000         11.25%* due 6/15/2009                                                  1,980,000
                        3,375,000         13% due 6/01/2010                                                      3,240,000
                                    Tekni-Plex, Inc.:
                        2,150,000         12.75% due 6/15/2010                                                   1,902,750
                          350,000         8.75% due 11/15/2013 (e)                                                 348,250
                                    U.S. Can Corporation:
                          375,000         10.875% due 7/15/2010                                                    394,688
                        2,600,000         12.375% due 10/01/2010                                                 2,418,000
                          625,000   Wise Metals Group LLC, 10.25% due 5/15/2012 (e)                                631,250
                                                                                                             -------------
                                                                                                                17,902,812
==========================================================================================================================
Paper--6.9%             3,150,000   Abitibi-Consolidated Inc., 5.38% due 6/15/2011 (f)                           3,189,375
                                    Ainsworth Lumber Co. Ltd. (e):
                        1,750,000         5.669% due 10/01/2010 (f)                                              1,758,750
                        1,075,000         7.25% due 10/01/2012                                                   1,075,000
                                    Boise Cascade LLC (e):
                          250,000         5.005% due 10/15/2012 (f)                                                256,250
                          475,000         7.125% due 10/15/2014                                                    496,375
                        2,825,000   Bowater Incorporated, 4.88% due 3/15/2010 (f)                                2,839,125
                        2,000,000   Caraustar Industries, Inc., 9.875% due 4/01/2011                             2,150,000
                        1,300,000   Georgia-Pacific Corporation, 7.375% due 7/15/2008                            1,413,750
                                    Graphic Packaging International Inc.:
                          775,000         8.50% due 8/15/2011                                                      858,312
                          900,000         9.50% due 8/15/2013                                                    1,026,000
                        1,750,000   JSG Funding PLC, 9.625% due 10/01/2012                                       1,995,000
                          900,000   Jefferson Smurfit Corporation, 8.25% due 10/01/2012                            985,500
                                    Norske Skog Canada Ltd.:
                        2,300,000         8.625% due 6/15/2011                                                   2,472,500
                          150,000         7.375% due 3/01/2014                                                     155,625
                          907,000   Western Forest Products Inc., 15% due 7/28/2009 (g)                          1,020,375
                                                                                                             -------------
                                                                                                                21,691,937
==========================================================================================================================


10       CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                               Value
==========================================================================================================================
Retail--0.4%           $1,200,000   The Jean Coutu Group, Inc., 8.50% due 8/01/2014 (e)                      $   1,218,000
==========================================================================================================================
Services--6.5%          2,525,000   Allied Waste North America, Inc., 8.875% due 4/01/2008                       2,651,250
                        2,750,000   The Coinmach Corporation, 9% due 2/01/2010                                   2,887,500
                        2,575,000   Corrections Corporation of America, 7.50% due 5/01/2011                      2,748,812
                          825,000   MSW Energy Finance Co. II, Inc., 7.375% due 9/01/2010                          870,375
                        1,450,000   MSW Energy Holdings LLC, 8.50% due 9/01/2010                                 1,595,000
                        2,975,000   United Rentals (North America), Inc., 7.75% due 11/15/2013 (e)               2,856,000
                        2,900,000   Waste Services, Inc., 9.50% due 4/15/2014 (e)                                2,885,500
                                    Williams Scotsman, Inc.:
                        3,500,000         9.875% due 6/01/2007                                                   3,465,000
                          350,000         10% due 8/15/2008                                                        388,500
                                                                                                             -------------
                                                                                                                20,347,937
==========================================================================================================================
Steel--0.9%             1,350,000   CSN Islands VIII Corp., 9.75% due 12/16/2013 (e)                             1,447,875
                        1,100,000   UCAR Finance Inc., 10.25% due 2/15/2012                                      1,243,000
                                                                                                             -------------
                                                                                                                 2,690,875
==========================================================================================================================
Telecommunications--                ADC Telecommunications, Inc. (Convertible):
6.9%                    1,900,000         1% due 6/15/2008                                                       1,809,750
                          825,000         2.235% due 6/15/2013 (f)                                                 800,250
                        2,275,000   Alaska Communications System Holdings, Inc., 9.875% due 8/15/2011            2,388,750
                        2,650,000   Cincinnati Bell Inc., 8.375% due 1/15/2014                                   2,643,375
                        3,050,000   FairPoint Communications, Inc., 12.50% due 5/01/2010                         3,278,750
                        2,700,000   LCI International, Inc., 7.25% due 6/15/2007                                 2,558,250
                        1,575,000   Qwest Capital Funding, Inc., 7.25% due 2/15/2011                             1,500,187
                        1,125,000   Qwest Services Corp., 14% due 12/15/2010 (e)                                 1,333,125
                          900,000   Terremark Worldwide, Inc., 9% due 6/15/2009 (Convertible) (e)                  846,000
                          800,000   Time Warner Telecom Holdings, Inc., 6.29% due 2/15/2011 (f)                    798,000
                                    Time Warner Telecom, Inc.:
                          350,000         9.75% due 7/15/2008                                                      348,250
                        3,600,000         10.125% due 2/01/2011                                                  3,456,000
                                                                                                             -------------
                                                                                                                21,760,687
==========================================================================================================================
Transportation--1.4%    1,775,000   Laidlaw International, Inc., 10.75% due 6/15/2011                            2,043,469
                        2,175,000   Teekay Shipping Corporation, 8.875% due 7/15/2011                            2,512,125
                                                                                                             -------------
                                                                                                                 4,555,594
==========================================================================================================================
Utility--11.6%                      The AES Corporation:
                        4,132,000         9.375% due 9/15/2010                                                   4,777,625
                        1,950,000         8.75% due 5/15/2013 (e)                                                2,208,375
                          450,000   AES Drax Energy Limited, 11.50% due 8/30/2010 (c)                                2,250
                        6,550,000   Calpine Canada Energy Finance ULC, 8.50% due 5/01/2008                       4,683,250
                                    Calpine Corporation:
                        1,275,000         8.25% due 8/15/2005                                                    1,268,625
                          875,000         8.75% due 7/15/2007                                                      717,500
                        4,200,000   CenterPoint Energy, Inc., 3.75% due 5/15/2023 (Convertible)                  4,777,500
                        1,863,000   ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011                        1,961,292
                        1,750,000   Edison Mission Energy, 9.875% due 4/15/2011                                  2,069,375
                        2,525,000   El Paso CGP Company, 7.75% due 6/15/2010                                     2,600,750
                        2,425,000   Mission Energy Holding Company, 13.50% due 7/15/2008                         3,040,344
                                    Nevada Power Company:
                        3,200,000         10.875% due 10/15/2009                                                 3,720,000
                          350,000         9% due 8/15/2013                                                         406,000
                        1,550,000   Sierra Pacific Power Company, 8% due 6/01/2008                               1,701,125
                        1,050,000   Sierra Pacific Resources, 8.625% due 3/15/2014                               1,197,000
                          875,000   Southern Natural Gas Company, 8.875% due 3/15/2010                             986,563
                                                                                                             -------------
                                                                                                                36,117,574
==========================================================================================================================


         CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004       11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                               Value
==========================================================================================================================
Wireless--3.9%         $  800,000   American Tower Escrow Corporation, 14.887%* due 8/01/2008                $     600,000
                        1,850,000   Centennial Communications Corp., 10.125% due 6/15/2013                       2,016,500
                        2,700,000   Crown Castle International Corp., 9.375% due 8/01/2011                       3,024,000
                                    Rogers Wireless Inc:
                          250,000         5.525% due 12/15/2010 (e)(f)                                             258,750
                          250,000         8% due 12/15/2012 (e)                                                    259,375
                        3,175,000         6.375% due 3/01/2014                                                   3,095,625
                          575,000   Rural Cellular Corporation, 6.38% due 3/15/2010 (f)                            592,250
                        2,650,000   SBA Telecommunications, Inc., 7.534%* due 12/15/2011                         2,206,125
                                                                                                             -------------
                                                                                                                12,052,625
==========================================================================================================================
                                    Total Investments in Corporate Bonds (Cost--$396,951,003)--134.0%          418,921,432
==========================================================================================================================

                           Shares
                             Held   Common Stocks
==========================================================================================================================
Airlines--0.2%             74,829   ABX Air, Inc. (d)                                                              587,408
==========================================================================================================================
Cable--                   210,894   Telewest Global, Inc. (d)                                                    3,087,487
International--1.0%
==========================================================================================================================
Paper--0.4%               189,496   Western Forest Products Inc. (d)                                             1,195,257
==========================================================================================================================
Telecommunications--       15,532   MCI, Inc. (d)                                                                  292,934
0.1%
==========================================================================================================================
                                    Total Investments in Common Stocks (Cost--$5,126,762)--1.7%                  5,163,086
==========================================================================================================================

                                    Preferred Stocks
==========================================================================================================================
Automotive--1.0%          117,000   General Motors Corporation (Convertible)                                     3,129,750
==========================================================================================================================
                                    Total Investments in Preferred Stocks (Cost--$2,924,483)--1.0%               3,129,750
==========================================================================================================================

                                    Warrants (h)
==========================================================================================================================
Cable--U.S.--0.0%          28,619   Loral Space & Communications Ltd.                                                  229
==========================================================================================================================
Health Care--0.0%          29,930   HealthSouth Corporation                                                         67,342
==========================================================================================================================
Packaging--0.0%             3,500   Pliant Corporation                                                                  35
==========================================================================================================================
Paper--0.0%                   700   JSG Funding PLC                                                                  7,000
==========================================================================================================================
Wireless--0.1%                800   American Tower Escrow Corporation                                              182,400
==========================================================================================================================
                                    Total Investments in Warrants (Cost--$102,811)--0.1%                           257,006
==========================================================================================================================


12       CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004

Schedule of Investments (concluded)                            (in U.S. dollars)

                       Beneficial
                         Interest   Other Interests (a)                                                           Value
==========================================================================================================================
                       $3,543,975   US Airways Group, Inc.--Certificate of Beneficial Interest               $   1,063,193
==========================================================================================================================
                                    Total Investments in Other Interests (Cost--$956,873)--0.3%                  1,063,193
==========================================================================================================================
Total Investments (Cost--$406,061,932**)--137.1%                                                               428,534,467

Liabilities in Excess of Other Assets--(37.1%)                                                                (115,860,035)
                                                                                                             -------------
Net Assets--100.0%                                                                                           $ 312,674,432
                                                                                                             =============

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
* Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
** The cost and unrealized appreciation/depreciation of investments as of November 30, 2004, as computed for federal income tax purposes, were as follows:

      --------------------------------------------------------------------------
      Aggregate cost ......................................       $ 405,646,580
                                                                  =============
      Gross unrealized appreciation .......................       $  32,000,952
      Gross unrealized depreciation .......................          (9,113,065)
                                                                  -------------
      Net unrealized appreciation .........................       $  22,887,887
                                                                  =============

(a) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.
(b) Floating rate corporate debt in which the Fund invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate. Corporate loans represent 2.3% of the Fund's net assets.
(c) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(d)   Non-income producing security.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f)   Floating rate note.
(g) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

      Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                               Net      Interest
      Affiliate                                             Activity     Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                                     --        $3,321
      --------------------------------------------------------------------------

      Swaps outstanding as of November 30, 2004 were as follows:

      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Appreciation
      --------------------------------------------------------------------------
      Receive a variable rate return based on
      1-month USD LIBOR and pay a fixed rate
      equal to 1.56% interest

      Broker, UBS Warburg
      Expires June 2005                                $30,000,000      $241,701
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


         CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004       13

[LOGO] Merrill Lynch Investment Managers

Statement of Assets, Liabilities and Capital

As of November 30, 2004
=================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$406,061,932) ......................                      $ 428,534,467
                       Unrealized appreciation on swaps ......................                            241,701
                       Receivables:
                          Interest ...........................................    $   8,829,174
                          Securities sold ....................................          157,684
                          Principal paydowns .................................           52,782
                          Dividends ..........................................            6,213         9,045,853
                                                                                  -------------
                       Prepaid expenses and other assets .....................                            188,005
                                                                                                    -------------
                       Total assets ..........................................                        438,010,026
                                                                                                    -------------
=================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------
                       Loans .................................................                        117,900,000
                       Payables:
                          Securities purchased ...............................        6,219,206
                          Custodian bank .....................................          731,332
                          Dividends to shareholders ..........................          212,101
                          Interest on swaps ..................................          193,160
                          Interest on loans ..................................           47,892
                          Investment adviser .................................           11,803
                          Other affiliates ...................................            2,676         7,418,170
                                                                                  -------------
                       Accrued expenses ......................................                             17,424
                                                                                                    -------------
                       Total liabilities .....................................                        125,335,594
                                                                                                    -------------
=================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------
                       Net Assets ............................................                      $ 312,674,432
                                                                                                    =============
=================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------
                       Common Stock, $.10 par value, 200,000,000 shares
                        authorized ...........................................                      $   3,447,874
                       Paid-in capital in excess of par ......................                        446,461,201
                       Undistributed investment income--net ..................    $   4,671,281
                       Accumulated realized capital losses--net ..............     (164,624,725)
                       Unrealized appreciation--net ..........................       22,718,801
                                                                                  -------------
                       Total accumulated losses--net .........................                       (137,234,643)
                                                                                                    -------------
                       Total--Equivalent to $9.07 per share based on
                        34,478,742 shares of capital stock outstanding
                        (market price--$9 00) ................................                      $ 312,674,432
                                                                                                    =============

      See Notes to Financial Statements.


14       CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004

Statement of Operations

For the Six Months Ended November 30, 2004
=================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------
                       Interest (including $3,321 from affiliates) ...........                      $  16,833,501
                       Dividends .............................................                            763,976
                       Other .................................................                            155,711
                                                                                                    -------------
                       Total income ..........................................                         17,753,188
                                                                                                    -------------
=================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..............................    $   1,012,277
                       Loan interest expense .................................          958,528
                       Borrowing costs .......................................           76,251
                       Accounting services ...................................           55,260
                       Professional fees .....................................           38,094
                       Transfer agent fees ...................................           34,070
                       Printing and shareholder reports ......................           27,975
                       Custodian fees ........................................           13,413
                       Listing fees ..........................................           13,269
                       Pricing services ......................................           12,804
                       Directors' fees and expenses ..........................            9,805
                       Other .................................................           16,588
                                                                                  -------------
                       Total expenses ........................................                          2,268,334
                                                                                                    -------------
                       Investment income--net ................................                         15,484,854
                                                                                                    -------------
=================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net ...................................        5,767,648
                          Swaps--net .........................................           90,227         5,857,875
                                                                                  -------------
                       Change in unrealized appreciation on:
                          Investments--net ...................................       14,113,209
                          Swaps--net .........................................          (18,439)
                          Foreign currency transactions--net .................            4,565        14,099,335
                                                                                  -------------------------------
                       Total realized and unrealized gain--net ...............                         19,957,210
                                                                                                    -------------
                       Net Increase in Net Assets Resulting from Operations ..                      $  35,442,064
                                                                                                    =============

      See Notes to Financial Statements.


         CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004       15

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                    For the Six         For the
                                                                                   Months Ended       Year Ended
                                                                                   November 30,        May 31,
Increase (Decrease) in Net Assets:                                                     2004              2004
=================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------
                       Investment income--net ................................    $  15,484,854     $  31,146,844
                       Realized gain--net ....................................        5,857,875        17,509,314
                       Change in unrealized appreciation--net ................       14,099,335         1,664,892
                                                                                  -------------------------------
                       Net increase in net assets resulting from operations ..       35,442,064        50,321,050
                                                                                  -------------------------------
=================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------
                       Dividends to shareholders from investment income--net .      (15,283,351)      (34,120,256)
                                                                                  -------------------------------
=================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------
                       Value of shares issued to Common Stock shareholders in
                        reinvestment of dividends ............................          861,445         2,808,241
                                                                                  -------------------------------
                       Net increase in net assets resulting from capital stock
                        transactions .........................................          861,445         2,808,241
                                                                                  -------------------------------
=================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ..........................       21,020,158        19,009,035
                       Beginning of period ...................................      291,654,274       272,645,239
                                                                                  -------------------------------
                       End of period* ........................................    $ 312,674,432     $ 291,654,274
                                                                                  ===============================
                          * Undistributed investment income--net .............    $   4,671,281     $   4,469,778
                                                                                  ===============================

      See Notes to Financial Statements.


16       CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004

Statement of Cash Flows

For the Six Months Ended November 30, 2004
=============================================================================================================
Cash Used for Operating Activities
-------------------------------------------------------------------------------------------------------------
                       Net increase in net assets resulting from operations ................    $  35,442,064
                       Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
                          Increase in receivables ..........................................         (321,873)
                          Decrease in prepaid expenses and other assets ....................          129,415
                          Decrease in other liabilities ....................................       (1,463,506)
                          Realized and unrealized gain--net ................................      (19,957,210)
                          Amortization of discount .........................................       (1,469,285)
                       Proceeds from sales and paydowns of long-term investments ...........      132,953,774
                       Purchases of long-term investments ..................................     (148,473,195)
                       Termination of swap contracts .......................................           90,227
                                                                                                -------------
                       Net cash used for operating activities ..............................       (3,069,589)
                                                                                                =============
=============================================================================================================
Cash Provided by Financing Activities
-------------------------------------------------------------------------------------------------------------
                       Cash receipts from borrowings .......................................       97,000,000
                       Cash payments on borrowings .........................................      (79,500,000)
                       Dividends paid to shareholders ......................................      (14,430,411)
                                                                                                -------------
                       Net cash provided by financing activities ...........................        3,069,589
                                                                                                =============
=============================================================================================================
Cash
-------------------------------------------------------------------------------------------------------------
                       Net increase in cash ................................................               --
                       Cash at beginning of period .........................................               --
                                                                                                -------------
                       Cash at end of period ...............................................    $          --
                                                                                                =============
=============================================================================================================
Cash Flow Information
-------------------------------------------------------------------------------------------------------------
                       Cash paid for interest ..............................................    $     940,246
                                                                                                =============
=============================================================================================================
Non-Cash Financing Activities
-------------------------------------------------------------------------------------------------------------
                       Reinvestment of dividends paid to shareholders ......................    $     861,445
                                                                                                =============

      See Notes to Financial Statements.


         CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004       17

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been
derived from information provided in the financial      For the Six
statements.                                             Months Ended                       For the Year Ended May 31,
                                                        November 30,       --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                     2004             2004            2003            2002            2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                     Net asset value, beginning of
                      period ..........................   $   8.48         $   8.01        $   7.85        $   9.22        $  10.35
                                                          -------------------------------------------------------------------------
                     Investment income--net** .........        .45              .91             .93            1.18            1.27
                     Realized and unrealized gain
                      (loss)--net .....................        .58              .56             .16           (1.40)          (1.12)
                                                          -------------------------------------------------------------------------
                     Total from investment operations .       1.03             1.47            1.09            (.22)            .15
                                                          -------------------------------------------------------------------------
                     Less dividends from investment
                      income--net .....................       (.44)           (1.00)           (.93)          (1.15)          (1.28)
                                                          -------------------------------------------------------------------------
                     Net asset value, end of period ...   $   9.07         $   8.48        $   8.01        $   7.85        $   9.22
                                                          =========================================================================
                     Market price per share, end of
                      period ..........................   $   9.00         $   8.23        $   8.64        $   8.36        $   9.66
                                                          =========================================================================
===================================================================================================================================
Total Investment Return***
-----------------------------------------------------------------------------------------------------------------------------------
                     Based on net asset value per share      12.49%+          18.65%          16.17%          (2.54%)          1.81%
                                                          =========================================================================
                     Based on market price per share ..      15.01%+           6.75%          17.66%           (.93%)         19.36%
                                                          =========================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                     Expenses, excluding interest
                      expense and reorganization
                      expenses ........................        .87%*            .91%            .92%           1.03%            .88%
                                                          =========================================================================
                     Expenses, excluding interest
                      expense .........................        .87%*            .91%           1.01%           1.03%            .88%
                                                          =========================================================================
                     Expenses .........................       1.50%*           1.39%           1.56%           2.04%           3.10%
                                                          =========================================================================
                     Investment income--net ...........      10.26%*          10.72%          13.32%          14.38%          12.93%
                                                          =========================================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
                     Amount of borrowings outstanding,
                      end of period (in thousands) ....   $117,900         $100,400        $ 95,900        $ 64,300        $ 75,800
                                                          =========================================================================
                     Average amount of borrowings
                      outstanding during the period
                      (in thousands) ..................   $102,714         $101,764        $ 54,606        $ 67,962        $ 80,709
                                                          =========================================================================
                     Average amount of borrowings
                      outstanding per share during
                      the period** ....................   $   2.98         $   2.97        $   2.12        $   2.76        $   3.34
                                                          =========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                     Net assets, end of period (in
                      thousands) ......................   $312,674         $291,654        $272,645        $195,062        $224,505
                                                          =========================================================================
                     Portfolio turnover ...............      32.63%           82.57%          79.33%          64.72%          54.65%
                                                          =========================================================================

*     Annualized.
**    Based on average shares outstanding.
*** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
+     Aggregate total investment return.

      See Notes to Financial Statements.


18       CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol COY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


         CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004       19

[LOGO] Merrill Lynch Investment Managers

o Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any


20       CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004
other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Custodian bank -- The Fund recorded an amount payable to the custodian bank which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $1,531 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 2004.

For the six months ended November 30, 2004, the Fund reimbursed FAM $3,134 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2004 were $146,708,125 and $131,728,554, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended November 30, 2004 and for the year ended May 31, 2004 increased by 97,995 and 321,879, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On May 26, 2004, the Fund entered into a $150,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through
(i) a line of credit from certain Lenders at the Eurodollar rate plus .75% or the highest of the federal funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest based upon the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The Fund also pays additional borrowing costs which include a commitment fee for this facility at the annual rate of .10% and a program fee of ..24% on the borrowings outstanding.


         CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004       21

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

For the six months ended November 30, 2004, the average amount borrowed was approximately $102,714,000 and the daily weighted average interest rate was 1.86%.

6. Capital Loss Carryforward:

On May 31, 2004, the Fund had a net capital loss carryforward of $170,330,663, of which $2,776,793 expires in 2006, $10,946,695 expires in 2007, $13,081,795 expires in 2008, $25,513,921 expires in 2009, $33,478,307 expires in 2010,
$77,885,783 expires in 2011 and $6,647,369 expires in 2012. These amounts will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.074000 per share on December 21, 2004 to shareholders of record on December 10, 2004.


22       CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004

Portfolio Information

                                                                                                                         Percent of
As of November 30, 2004                                                                                                 Total Assets
====================================================================================================================================
Ten Largest Holdings
------------------------------------------------------------------------------------------------------------------------------------
Sierra Pacific Resources*                   Sierra Pacific Resources is the holding company for two utilities, Nevada
                                            Power Company and Sierra Pacific Power Company. Both utilities primarily
                                            serve the state of Nevada.                                                      1.6%
------------------------------------------------------------------------------------------------------------------------------------
The AES Corporation*                        AES is a worldwide power producer with operations in the United States,
                                            Europe, Latin America and Asia. Electricity generation and sales are primarily to wholesale customers, though the company has a direct
                                            distribution business to end users.                                             1.6
------------------------------------------------------------------------------------------------------------------------------------
Calpine Corporation*                        Calpine owns, develops and operates power generation facilities, as well as sells electricity in the United States. The company also provides
                                            thermal energy for industrial customers.                                        1.5
------------------------------------------------------------------------------------------------------------------------------------
Building Materials Corporation of America*  Building Materials is a manufacturer of residential roofing products, with
                                            Timberline as its major brand.                                                  1.5
------------------------------------------------------------------------------------------------------------------------------------
Liberty Media Corporation                   These bonds are an obligation of Liberty Media, but upon conversion are
                                            exchangeable into shares of media giant Time Warner common stock.               1.4
------------------------------------------------------------------------------------------------------------------------------------
Qwest Communications International*         Qwest provides a broad range of telecommunications services, including broadband Internet-based data, voice and image communication, local exchange services and data and long-distance services to residential and business customers. The company also provides Web hosting, high-speed
                                            Internet access and private networks.                                           1.3
------------------------------------------------------------------------------------------------------------------------------------
Pliant Corporation*                         Pliant is a top U.S. manufacturer of flexible packaging and value-added
                                            films for food, personal care, medical and industrial applications.             1.2
------------------------------------------------------------------------------------------------------------------------------------
Edison International Inc.*                  This utility holding company operates, through subsidiaries, electric power generation facilities worldwide. The company also is involved in energy and infrastructure projects. Our bonds are at the company's Mission
                                            Energy and Edison Mission subsidiaries.                                         1.2
------------------------------------------------------------------------------------------------------------------------------------
Charter Communications*                     Controlled by Microsoft co-founder Paul Allen, Charter is a provider of
                                            cable television services throughout the United States.                         1.2
------------------------------------------------------------------------------------------------------------------------------------
CenterPoint Energy, Inc.                    CenterPoint is a regulated gas and electric transmission and distribution company providing energy services to customers in the Midwest and South,
                                            as well as Texas.                                                               1.1
------------------------------------------------------------------------------------------------------------------------------------

*     Includes combined holdings and/or affiliates, where applicable.


         CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004       23

[LOGO] Merrill Lynch Investment Managers

Portfolio Information (concluded)

Portfolio Profile as of November 30, 2004

Quality Ratings by                                                    Percent of
Standard & Poor's                                              Total Investments
--------------------------------------------------------------------------------
BBB .....................................................................     5%
BB ......................................................................    18
B .......................................................................    54
CCC .....................................................................    20
NR (Not Rated) ..........................................................     1
Other* ..................................................................     2
--------------------------------------------------------------------------------
* Includes portfolio holdings in common stocks, preferred stocks, warrants and other interests.

--------------------------------------------------------------------------------
Average Portfolio Maturity .......................................    6.85 Years
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                       Total Investments
--------------------------------------------------------------------------------
Utility ..............................................................      8.4%
Chemicals ............................................................      8.3
Cable--U.S. ..........................................................      6.3
Gaming ...............................................................      5.5
Telecommunications ...................................................      5.1
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Foreign Countries*                                Total Investments
--------------------------------------------------------------------------------
Canada ...............................................................      6.4%
United Kingdom .......................................................      2.1
Netherlands ..........................................................      1.6
Luxembourg ...........................................................      1.1
Ireland ..............................................................      1.1
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.


24       CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

J.P. Morgan Chase Bank
4 MetroTech Center,18th Floor
Brooklyn, NY 11245

Transfer Agent

EquiServe
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523

NYSE Symbol

COY

--------------------------------------------------------------------------------
Andre F. Perold resigned as a Director of the Fund effective October 22, 2004.

Effective January 1, 2005, Terry K. Glenn will retire as President and Director of Corporate High Yield Fund, Inc. The Fund's Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. will become President and Director of the Fund.
--------------------------------------------------------------------------------


         CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004       25

[LOGO] Merrill Lynch Investment Managers

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


26       CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


         CORPORATE HIGH YIELD FUND, INC.              NOVEMBER 30, 2004       27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Corporate High Yield Fund, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Corporate High Yield Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #16718 -- 11/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Corporate High Yield Fund, Inc.


        By: /s/ Robert C. Doll, Jr.
            -----------------------------------
            Robert C. Doll, Jr.,
            President of
            Corporate High Yield Fund, Inc.

        Date: January 13, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Robert C. Doll, Jr.
            -----------------------------------
            Robert C. Doll, Jr.,
            President of
            Corporate High Yield Fund, Inc.

        Date: January 13, 2005


        By: /s/ Donald C. Burke
            -----------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Corporate High Yield Fund, Inc.

        Date: January 13, 2005